UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ___ )

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

MELLON OPTIMA L/S STRATEGY FUND, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MELLON OPTIMA L/S STRATEGY FUND, LLC

One Boston Place
Boston, Massachusetts 02108

October 10, 2008

Dear Member:

Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Members of the Mellon Optima L/S Strategy Fund, LLC, a Delaware limited liability company (the “Fund”), to be held on November 17, 2008.  Mellon Hedge Advisors, LLC (“MHA”) serves as the Fund’s investment adviser. MHA is a Delaware limited liability company and an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).  Optima Fund Management LLC (“OFM”) serves as the Fund’s sub-investment adviser.  OFM is a Delaware limited liability company.  In order to purchase interests in the Fund, an investor must be a client of BNY Mellon Wealth Management (“BNY Mellon WM”).

Reading this letter may make your review of the Proxy Statement easier.  We ask that you review the Proxy Statement and vote promptly.  You can vote by returning the enclosed Proxy Card.

Q.  What is the proposal about?

A.  All Members of the Fund are being asked to elect a new slate of directors.  If approved, the terms of office of the new directors would commence on or about December 1, 2008 (the “Effective Date”).

Q.  Why is the Board recommending a new slate of Directors?

A.   This proposal is part of a larger process currently underway at BNY Mellon to restructure and consolidate its investment company business to achieve certain efficiencies in operating multiple fund families.  The new slate of directors is recommended in connection with a plan to consolidate the governance and certain operations of the Fund with those of BNY/Ivy Multi-Strategy Hedge Fund LLC (“BNY/Ivy Fund”), a fund of hedge funds very similar to the Fund and advised by BNY Investment Advisors, a division of The Bank of New York Mellon (formerly The Bank of New York).  Each of the Nominees currently serves on the Board of Managers of BNY/Ivy Fund (the equivalent to the Board Directors of the Fund) and is experienced in overseeing the unique operations of this type of fund. By having the same persons serve as members of the Boards of both funds, it is expected that both funds will achieve certain cost and operational efficiencies.

This proposal is also related to one that affects another fund complex in the BNY Mellon family of funds and the persons who currently comprise the Fund’s Board.  Specifically, each of the Fund’s Directors currently serves on the Board of Trustees of Mellon Institutional Funds Investment Trust (“MIFIT”), a mutual fund complex all of the investment advisers of which are wholly-owned subsidiaries of BNY Mellon.  Similar to the proposal before you to elect a new slate of Directors of the Fund, shareholders of MIFIT are being asked to elect a new slate of Trustees for MIFIT.  These nominees consist of persons who serve on the Boards of various funds of The Dreyfus Corporation (“Dreyfus”).  The effective date for MIFIT’s proposal and integration of MIFIT’s operations is anticipated to be December 1, 2008 (the “MIFIT Transition Date”).

Currently, certain of the Fund’s governance and administrative functions are performed in concert with those of MIFIT, resulting in cost savings for the Fund.  If as proposed, MIFIT shareholders elect a new slate of Trustees in common with the Dreyfus fund Boards, MIFIT and the Fund would no longer share a common Board, common officers and common administrative personnel.  As a result, the Fund would no longer benefit from related cost efficiencies of common governance and operations.  The Fund’s current Directors believe that electing the proposed slate of Nominees to the Fund’s board would be beneficial to the Fund’s members as it would enable the Fund to retain certain of the governance and other efficiencies the Fund has experienced to date, but which it would likely no longer experience after the MIFIT Transition Date.

Q.  Will the new Directors be independent?

A.  Five of the proposed nominees for election as directors are persons who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, or its advisers.  One of the nominees is an “interested person.”

Q.  Who will pay for the expenses associated with this proxy campaign?

A.  BNY Mellon will bear all of the expenses associated with this proxy campaign.

Q.

Why isn’t BNY Mellon voting all proxies relating to securities in my account over which it has voting power?

A.  Because the Fund is affiliated with BNY Mellon and voting of interests in the Fund by BNY Mellon WM may involve certain conflicts of interest, BNY Mellon WM will not vote interests in the Fund held by clients.  You are being asked to vote because you are a trustee or other fiduciary of a trust or other account that is a Member of the Fund, and you are not affiliated with BNY Mellon.

Q.  How does the Board recommend I vote?

A.  The Board recommends that you vote in favor of the proposal.

Remember – Your Vote Counts!

Your vote is extremely important, even if you only own a small percentage interest in the Fund.  Voting promptly is also important.  If we do not receive enough votes, we will have to resolicit Members, which will result in additional expenses to the Fund and can be time consuming and may delay the meeting.  You may receive a reminder call to return your proxy card from Broadridge Financial Solutions, Inc., a proxy solicitation firm.

Thank you for your cooperation in voting on this important proposal.  If you have any questions, please call your financial representative.  Or, if your questions relate specifically to the proxy matters, please call an MHA representative toll-free at 1-877-257-0004.

Sincerely,

J. David Officer, President,

Chief Executive Officer and Chairman of the Board of Directors

MELLON OPTIMA L/S STRATEGY FUND, LLC

(the “Fund”)

One Boston Place
Boston, Massachusetts 02108
1-877-257-0004

NOTICE OF A SPECIAL MEETING OF MEMBERS OF THE FUND
 To be held on November 17, 2008

A Special Meeting (the “Meeting”) of Members of the Fund will be held on November 17, 2008 at 12:00 p.m. (Eastern time) at the offices of BNY Mellon, One Boston Place, 24th Floor, Boston, Massachusetts 02108, to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting:

Proposal 1. To elect six Directors of the Fund.

Proposal 2. To consider any other business that may properly come before the Meeting.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

The Fund’s Members of record at the close of business on September 1, 2008 (“Record Date”) will be entitled to vote at the Meeting and at any adjournment(s) thereof.  A Member’s voting interest equates to the number of votes equivalent to the Member’s fund percentage interest as of the Record Date. The Proxy Statement and the Proxy Card will be mailed to Fund Members of record on or about October 10, 2008.

By Order of the Board of Directors,

J. David Officer, President,
Chief Executive Officer and Chairman of the Board of Directors

Boston, Massachusetts

October 10, 2008

PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

MELLON OPTIMA L/S STRATEGY FUND, LLC

One Boston Place
Boston, Massachusetts 02108
1-877-257-0004

PROXY STATEMENT

This Proxy Statement contains information you should know before voting on the proposal summarized below.

TABLE OF CONTENTS

INTRODUCTION

1

Who is eligible to vote

1

PROPOSAL 1  ELECTION OF DIRECTORS

2

Introduction

2

Reasons for Proposal to Elect a New Slate of Directors

2

Nominees and Current Directors

3

Action of the Nominating Committee

6

Current Directors and Their Compensation

7

Percentages of Interest in the Fund Owned by the Directors and Nominees

7

Other Interests of Directors and Nominees

7

Other Information

8

Officers of the Fund

9

Compliance With Section 16(a) of the Securities Exchange Act of 1934

11

Indemnification and Insurance

11

Required Vote

12

INFORMATION CONCERNING THE MEETING

13

Proxies, Quorum and Voting at the Meeting

13

Method of Solicitation and Expenses

14

Householding

15

Other Business

15

Proposals by Members

15

Information about the Fund’s Service Providers

15

SCHEDULE 1  COMPENSATION OF DIRECTORS

18

SCHEDULE 2 DOLLAR RANGE EQUIVALENT TO THE PERCENTAGES OF INTEREST IN THE FUND OWNED BY DIRECTORS AND
NOMINEES

19

SCHEDULE 3  5% INTEREST OWNERSHIP

20

SCHEDULE 4  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

21

SCHEDULE 5  AUDIT FEES, AUDIT RELATED FEES, TAX FEES AND ALL OTHER FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

23

EXHIBIT 1  NOMINATING COMMITTEE CHARTER

24

EXHIBIT 2  AUDIT COMMITTEE CHARTER

29

EXHIBIT 3  AUDIT COMMITTEE PRE-APPROVAL POLICIES

34

i

INTRODUCTION

This Proxy Statement is being used by the Board of Directors (the “Board” or “Directors”) of Mellon Optima L/S Strategy Fund, LLC (the “Fund”) to solicit proxies to be voted at a Special Meeting of Members of the Fund (the “Meeting”).  The Meeting is expected to be held at the offices of BNY Mellon, One Boston Place, 24th Floor, Boston, Massachusetts 02108 on November 17, 2008 at 12:00 p.m. (Eastern time), for the purposes set forth in the accompanying Notice of Special Meeting of Members.

Proposal 1 to be presented at the Meeting is:

Election of Directors to the Board of the Fund.

This Proxy Statement and the enclosed Proxy Card will be mailed to Members of the Fund (“Members”) on or about October 10, 2008.  The annual report for the Fund for its most recently completed fiscal year was previously mailed to Members.  The Fund will furnish, without charge, a copy of its most recent annual report and more recent semi-annual report, if any, to a Member upon request.  Members may request a copy of these reports by writing to MHA, One Boston Place, 024-0071, Boston, MA  02108, Attention:  Anthony J. Mastrocola, by calling 1-800-257-0004.

The Directors of the Fund know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting.  Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies or in the best judgment of their designees.

Who is eligible to vote

The Fund’s Members of record as of the close of business on September 1, 2008 (the “Record Date”) are entitled to vote on all of the Fund’s business at the Meeting and any adjournments thereof.  The voting interest of such Members is equivalent to such Member’s Fund Percentage (defined below) as of the Record Date (“Voting Interest”).  Fund Percentage is a percentage established for each Member on the Fund’s books as of the first day of each fiscal period which is determined by dividing the balance of the Member’s fund capital account by the sum of all Members’ fund capital accounts (“Fund Percentage”).  Voting Interests represented by properly executed proxies will be voted according to the Member’s instructions unless revoked before or at the Meeting.  If you sign a proxy, but do not fill in a vote, your Voting Interest will be voted FOR Proposal 1.  If any other business comes before the Meeting, your Voting Interest will be voted at the discretion of the persons named as proxies, or in the best judgment of their designees.  Although nearly all Members of the Fund are clients of BNY Mellon Wealth Management (“BNY Mellon WM”) and BNY Mellon WM normally has voting power over the interests of the Fund held in client accounts, BNY Mellon WM will not vote any interests at the Meeting.  See “INFORMATION CONCERNING THE MEETING – Proxies, Quorum and Voting at the Meeting” below for more information.

1

PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

The current Directors are proposing that Robert Bowen, Robert J. Dwyer, Carla Diane Hunter, Arthur Williams III, Rodney S. Yanker and Newton P.S. Merrill be elected to serve as directors of the Fund (the “Nominees”).

If then elected, it is expected that the Nominees’ terms of office will commence on or about December 1, 2008 (the “Effective Date”).  Each Director elected will hold office until his or her successor is duly elected or until his or her earlier death, retirement or removal.

The current Directors have determined that the number of directors of the Fund shall be fixed at six.  The current Directors have indicated they are prepared to resign as of the Effective Date.

The persons named as proxies on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) for the election of each of the Nominees.  Each Nominee has consented to being named in this Proxy Statement and has agreed to serve on the Board if elected by the Members. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by Members of the Board.

Reasons for Proposal to Elect a New Slate of Directors

Members of the Fund are being asked to elect the Nominees in connection with a plan to consolidate the governance and certain operations of the Fund with those of BNY/Ivy Multi-Strategy Hedge Fund LLC (“BNY/Ivy Fund”), a fund of hedge funds very similar to the Fund and advised by BNY Investment Advisors, a division of The Bank of New York Mellon.

Each of the Nominees currently serves on the Board of Managers of the BNY/Ivy Fund (the equivalent to the Board Directors of the Fund) and is experienced in the unique operations of this type of fund.  The current Directors believe that the election of the Nominees will be beneficial to the Fund’s Members in light of the Nominees’ depth of experience with the registered “fund of hedge funds” structure.

This proposal is part of a larger process currently underway at BNY Mellon to restructure and consolidate its investment company business to achieve certain efficiencies in operating multiple fund families.  The new slate of directors is recommended in connection with a plan to consolidate the governance and certain operations of the Fund with those of BNY/Ivy Multi-Strategy Hedge Fund LLC (“BNY/Ivy Fund”), a fund of hedge funds very similar to the Fund and advised by BNY Investment Advisors, a division of The Bank of New York Mellon (formerly The Bank of New York).  Each of the Nominees currently serves on the Board of Managers of BNY/Ivy Fund (the equivalent to the Board Directors of the Fund) and is experienced in overseeing the unique operations of this type of fund. By having the same persons serve as members of the Boards of both funds, it is expected that both funds will achieve certain cost and operational efficiencies.

This proposal is also related to one that affects another fund complex in the BNY Mellon family of funds and the persons who currently comprise the Fund’s Board.  Specifically, each of the Fund’s Directors currently serves on the Board of Trustees of Mellon Institutional Funds Investment Trust (“MIFIT”), a mutual fund complex all of the investment advisers of which are wholly-owned subsidiaries of BNY Mellon.  Similar to the proposal before you to elect a new slate of Directors of the Fund, shareholders of MIFIT are being asked to elect a new slate of Trustees for MIFIT.  These nominees consist of persons who serve on the Boards of various funds of The Dreyfus Corporation (“Dreyfus”).  The effective date for MIFIT’s proposal and integration of MIFIT’s operations is anticipated to be December 1, 2008 (the “MIFIT Transition Date”).

Currently, certain of the Fund’s governance and administrative functions are performed in concert with those of MIFIT, resulting in cost savings for the Fund.  If as proposed, MIFIT shareholders elect a new slate of Trustees in common with the Dreyfus fund Boards, MIFIT and the Fund would no longer share a common Board, common officers and common administrative personnel.  As a result, the Fund would no longer benefit from related cost efficiencies of common governance and operations.  The Fund’s current Directors believe that electing the proposed slate of Nominees to the Fund’s board would be beneficial to the Fund’s members as it would enable the Fund to retain certain of the governance and other efficiencies the Fund has experienced to date, but which it would likely no longer experience after the MIFIT Transition Date.

Nominees and Current Directors

The Nominees and current Directors, their ages, their principal occupations for the past five years (their titles may have varied during that period), the total number of funds in the BNY Mellon fund complex (the “Fund Complex”) the current Directors oversee and the Nominees will oversee if elected, and other board memberships the current Directors and Nominees hold are set forth in the table below.  No Nominee has ever held any position with the Fund.  There are no family relationships among Nominees and current Directors.  Since the beginning of the last two fiscal years of the Fund, no Nominee or current Director has had or proposes to have a material transaction or a material interest in a transaction with the Fund, any investment adviser of the Fund (each, an “Adviser” and collectively, (the “Advisers”), BNY Mellon.

The mailing address of each Nominee is One Wall Street New York, New York, 10286.  The mailing address of each current Director is c/o Mellon Optima L/S Strategy Fund, LLC, One Boston Place, 024-0071, Boston, Massachusetts 02108.  Each Nominee was recommended for nomination by the Fund’s Nominating Committee and approved by the Board.  If elected, Newton P.S. Merrill is expected to serve as Chairman of the Board and Director of the Fund.

Name (Age)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen or to be Overseen	Public Company Directorships Held (Other Than the Fund)
Nominees
Robert Bowen (70)	Retired; formerly Executive Vice President, Callan Associates, 1993-2001	1, and if elected, 2 (including BNY/IVY Multi-Strategy Hedge Fund LLC)	None
Robert J. Dwyer (64)	Retired; Advisory Director of Morgan Stanley & Co. and President of Dwyer Family Foundation; formerly Executive President of Morgan Stanley Dean Witter	1, and if elected, 2 (including BNY/IVY Multi-Strategy Hedge Fund LLC)	Mas-Tec Inc. (communications and utilities infrastructure contractor)
Carla Diane Hunter (53)	Chief Operating Officer, Weizmann Global Endowment Management Trust, since October 2002; Director of Investments and Treasury, Museum of Modern Art, New York City, from April 1997 to September 2002.	1, and if elected, 2 (including BNY/IVY Multi-Strategy Hedge Fund LLC)	None

Name (Age)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen or to be Overseen	Public Company Directorships Held (Other Than the Fund)
Arthur Williams III (66)	President and Chief Investment Officer, Pine Grove Associates, Inc., since 1994; Director of Retirement Plan Investments, McKinsey & Company, Inc., until 1994	1, and if elected, 2 (including BNY/IVY Multi-Strategy Hedge Fund LLC)	None
Rodney S. Yanker (48)	Founder and Managing Director, Affiliated Alternative Managers, LLC, Since January 1996; Executive Vice President, Ramsey Financial, Inc., From June 1991 to November 1995	1, and if elected, 2 (including BNY/IVY Multi-Strategy Hedge Fund LLC)	None
Newton P.S. Merrill* (68)	Retired, Senior Executive Vice President, The Bank of New York, Inc., April 1994 to June 2003; Executive Vice President and Group Executive, Bank of Boston, from 1991 to April 1994	3, and if elected, 4	BNY Hamilton Funds; York Enhanced Strategy Fund LLC
Current Directors
J. David Officer * (60)	Vice-Chairman, Chief Operating Officer and Director, Dreyfus, Director and	17**	Executive Vice President of The BNY Mellon

Name (Age)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen or to be Overseen	Public Company Directorships Held (Other Than the Fund)
President of MBSC Securities Corporation
Samuel C. Fleming (67)	Chairman Emeritus, Decision Resources, Inc. (“DRI”) (healthcare research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI	17**	None
Benjamin M. Friedman (64)	William Joseph Maier, Professor of Political Economy, Harvard University	17**	Pioneer Funds
John H. Hewitt (73)	Retired	17**	None
Caleb Loring III (64)	Trustee, Essex Street Associates (family investment trust office)	17**	None

_______________

* “Interested Person” of the Fund. Mr. Merrill would be an interested Director due to his ownership of stock in BNY Mellon, the parent company of the Adviser.  Mr. Officer is the Executive Vice President of BNY Mellon, the parent company of the Adviser; and a Director and President of MBSC Securities Corporation, which is owned by BNY Mellon.

** This number is expected to be 0 as of the Effective Date, because it is currently proposed that a new Board of Trustees of Mellon Institutional Funds Investment Trust, on which each of the current Directors of the Fund sits, be elected with such election also to be effective on the Effective Date.

Action of the Nominating Committee

In considering the Nominees, the members of the Nominating Committee, with the assistance of their independent legal counsel, requested and reviewed information concerning each Nominee, including copies of a completed Director and Officer Questionnaire, biographical information concerning his or her employment and educational background, the possible qualification of any Nominee as an “audit committee financial expert,” the asset size and principal characteristics of the BNY/Ivy Fund, as well as each Nominee’s membership on its Board committees, his or her tenure on the BNY/Ivy Fund Board and related compensation.  The Nominating Committee also requested and considered information relating to each Nominee’s status as not an “interested person” of BNY Mellon, including making such inquiries as they considered appropriate as to any possible past or present business or other relationships between the Nominees or their family members and BNY Mellon affiliates.

Over the course of two meetings, various members of the Nominating Committee also met in person with the Nominees.  At these meetings, the Nominating Committee members had an opportunity to discuss with the Nominees as a group and in individual conversations their background, experience and their governance practices and philosophies in connection with their current roles as Managers on the Board of the BNY/Ivy Fund.

The Nominating Committee also met privately, with only their independent legal counsel present, to discuss the information provided and their individual and collective impressions of the Nominees and their qualifications.

Following their review of the information provided, the in-person meetings conducted with the Nominees, and their private deliberations, the members of the Nominating Committee concluded that each of the Nominees was well qualified and suitable to serve in the role of independent Director of the Fund and the cost savings expected to be generated (in part) by the Board consolidation that would be implemented by their election supported this idea. The members of the Nominating Committee voted unanimously to recommend to the Fund’s full Board that the Nominees proposed for election by the Members of the Fund with the recommendation of the Board.  The full Board subsequently accepted the Nominating Committee’s recommendation and recommends that the Members of the Fund vote for the election of each of the Nominees.

Current Directors and Their Compensation

The compensation paid to the current Directors with respect to the Fund during its most recent fiscal year is set forth in Schedule 1 of this Proxy Statement.  As the Nominees held no positions with the Fund, they received no compensation from the Fund during its most recently completed fiscal year.

Percentages of Interest in the Fund Owned by the Directors and Nominees

The percentage interest beneficially owned by the Nominees and current Directors of the Fund is set forth in Schedule 2 of this Proxy Statement.

As of the most recently completed fiscal year end of the Fund, none of the current independent Directors or Nominees, nor any of their immediate family members, owned a percentage interest that in the aggregate exceeded 1% of the outstanding interest of the Fund.

Other Interests of Directors and Nominees

As of September 1, 2008, none of the current independent Directors or independent Nominees, nor any of their immediate family members, beneficially owned any securities issued by or otherwise had any interest in the Adviser or in Optima Fund Management, LLC (the “Sub-Adviser or collectively the “Advisers”), or any person controlling, controlled by or under common control with such persons.  For these purposes, “immediate family member” includes the current independent Director’s or Nominee’s spouse, children residing in the current independent Director’s or Nominee’s household and dependents of the current independent Director or Nominee.

Other Information

Board Meetings. During the calendar year ended December 31, 2007, the Fund’s Board of Directors held five meetings.

Standing Committees.  The Fund’s Board of Directors has a standing Committee of Independent Directors, an Audit Committee and a Nominating Committee.

Messrs. Fleming, Friedman, Loring and Hewitt (each a current Independent Director) serve on the Committee of Independent Directors, the Audit Committee and the Nominating Committee.

The functions of the Committee of Independent Directors include requesting that the Fund’s investment adviser(s) and principal underwriter furnish such information as may reasonably be necessary to evaluate: (i) the performance of the Fund’s investment adviser(s) and principal underwriter; (ii) the terms of the investment advisory and underwriting agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the Fund or its investors; and (iii) the resources, qualifications and profitability of the Fund’s investment adviser(s) and principal underwriter, recommending to the Board the selection, retention or termination of the Fund’s investment adviser(s) and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Directors and its governance procedures and recommending any such changes to the full Board of Directors, reviewing periodically the compensation of independent Directors and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Directors, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Directors as the Committee shall deem appropriate.

The Nominating Committee is responsible for the selection and nomination of candidates to serve as independent Directors.  For a discussion of the Nominating Committee’s process and deliberations in Nominating the Nominees, see “The Nominating Committee’s Actions” above.  The Nominating Committee Charter is attached hereto as Exhibit 1.

The functions of the Audit Committee include: (1) overseeing the Fund’s accounting and financial reporting processes, overseeing the audits of the Fund’s financial statements and the Fund’s internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) overseeing or assisting the Board in oversight of the integrity of the Fund’s financial statements, and the Fund’s compliance with legal and regulatory requirements, (3) approving and reviewing the Fund’s independent registered accounting firm’s qualifications, independence and performance, and acting as liaison to the Fund’s independent registered accounting firm.  The Audit Committee Charter is attached hereto as Exhibit 2.

The Fund’s Audit Committee meets at least annually with the Fund’s independent registered accounting firm in executive session with no members of management present.  The Audit

Committee has (1) reviewed and discussed the Fund's audited financial statements with management; (2) discussed with the Fund’s independent registered accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect; and (3) received and reviewed an independence letter and the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, as currently in effect, and has discussed with the independent registered accounting firm that firm's independence. As the members of the Fund’s Audit Committee comprise four of the five members of the Fund’s Board of Directors and no Audit Committee or Board meetings occurred between the completion of the Fund’s annual audit and the deadline for including the Fund’s audited financial statements in the Annual Report to Members for the fiscal year ended March 31, 2008, the Audit Committee did not make a formal recommendation to the Board of Directors as to whether the audited financial statements should be included in the 2008 Annual Report.

During the most recently completed fiscal year for the Fund, the Committee of Independent Directors held four meetings, the Audit Committee held four meetings and the Nominating Committee did not hold any other meetings.

All of the current Directors then serving attended at least 75% of all of the Board and committee meetings held during the Fund’s most recently completed fiscal year.

Officers of the Fund

The following table shows information about the officers of the Fund, including their ages, positions held with the Fund and principal occupations during the past five years (their titles may have varied during that period). Each officer serves at the discretion of the Board. The mailing address of each officer is c/o Mellon Optima L/S Strategy Fund, LLC, One Boston Place, 024-0071, Boston, Massachusetts 02108.

Name (Age) Position(s) Held with the Fund, Address	Length of Time Served	Principal Occupation During Past 5 Years
J. David Officer* (60), Director (Chairman), President and Chief Executive Officer, Dreyfus 200 Park Avenue, 55th Fl. New York, NY 10166	Since 2007	Director, Vice Chairman and Chief Operating Officer of Dreyfus; Executive Vice President of BNY Mellon; Director and President of MBSC Securities Corporation

Name (Age) Position(s) Held with the Fund, Address	Length of Time Served	Principal Occupation During Past 5 Years
Steven M. Anderson* (43), Vice President, Treasurer and Chief Financial Officer BNY Mellon Asset Management, One Boston Place Boston, MA 02108	Vice President since 1999; Treasurer and Chief Financial Officer since 2002	Vice President and Mutual Funds Controller, BNY Mellon Asset Management; formerly Assistant Vice President and Mutual Funds Controller, Standish Mellon Asset Management Company LLC
Jessica A. Drislane* (36), Vice President BNY Mellon Wealth Management Group One Boston Place Boston, MA 02108	Since March 2006

First Vice President and Director of Hedge Fund Strategies, BNY Mellon Wealth Management Group and Vice President, Mellon Hedge Fund Advisors, LLC; formerly, Founder and Chief Investment Officer, Hub Capital Management and Principal, Capital Resource Partners

Ridgway Powell* (44), Vice President BNY Mellon Wealth Management Group One Boston Place Boston, MA 02108	Since June 2005	First Vice President of BNY Mellon Wealth Management Group and Vice President, Mellon Hedge Fund Advisors, LLC; formerly Head of Taxable Fixed Income Desk
Denise B. Kneeland* (57), Assistant Vice President and Secretary BNY Mellon Asset Management, One Boston Place Boston, MA 02108	Assistant Vice President since 1996; Secretary since 2007	First Vice President and Manager, BNY Mellon Asset Management; formerly Vice President and Manager, Mutual Funds Operations, Standish Mellon Asset Management Company LLC
Janelle E. Belcher* (50), Chief Compliance Officer Founders Asset Management, LLC, 210 University Blvd. Suite 800, Denver, CO 80206-4658	Since 2008

Chief Compliance Officer, Mellon Optima L/S Strategy Fund LLC since 2008; Chief Compliance Officer and Vice President of Compliance, Founders Asset Management, LLC (a wholly-owned indirect subsidiary of BNY Mellon) since 2000; formerly Senior Examiner and Team Leader: Investment Adviser and Investment Company Examinations, U.S. Securities and Exchange Commission 1990 to 2000

________________

* “Interested Person” of the Fund

None of the Fund’s officers receives compensation from the Fund, except that a portion of the compensation of the Fund’s Chief Compliance Officer, as approved by the independent

Directors, is paid by the Fund.  Chief Compliance Officer compensation paid by the Fund amounted to $29,827 in the fiscal year ended March 31, 2008.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

To the Fund’s knowledge, all of the Fund’s officers and current Directors, and all of the officers and directors of the Fund’s Advisers, complied with all filing requirements under Section 16(a) of the Securities and Exchange Act of 1934, as amended, (the “1934 Act”) during the fiscal year ended March 31, 2008.  To the Fund’s knowledge, there were no beneficial holders of more than 10% of its interests subject to the filing requirements of Section 16 of the 1934 Act during the fiscal year ended March 31, 2008.  In making this disclosure, the Fund has relied solely on representations of its current Directors and officers, representations of directors and officers of its Advisers, and on copies of reports that have been filed with the SEC.

Indemnification and Insurance

The Fund’s Limited Liability Company Agreement provides generally that the Directors of the Fund are indemnified by the Fund against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body.  This indemnity extends to proceedings in which such Directors may be or may have been involved as a party or otherwise or with which such Directors may or may have been threatened, while in office or thereafter, by reason of being or having been such a Director, or the past or present services to the Fund by such Directors.  This indemnity is not available with respect to any matter as to which it has been determined that such Director (i) did not act in good faith in the reasonable belief that his action was in the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.    This indemnity also does not provide indemnification for liability to the extent (but only to the extent) that such indemnification would be in violation of applicable law.  Pursuant to these provisions, the Directors are also entitled to advancement of legal and other indemnifiable expenses in advance of a final disposition of a matter.

The Current Directors are also currently named insureds under a combined Directors and Officers/Professional Liability insurance policy maintained by and at the expense of the Fund.  A portion of the coverage provided under this policy is reserved for the exclusive purpose of covering claims and liabilities of the Independent Directors.

In anticipation of their leaving the Board, the Directors approved:  (i) certain amendments to the Fund’s Limited Liability Company Agreement to clarify, for the avoidance of doubt, that the indemnification provisions apply equally to former Directors as to Directors still in office; and (ii) a prepaid “tail” or “run off” insurance policy covering the current Independent Directors beginning immediately upon their leaving office and for a period of six years thereafter.  The premium for this policy will be paid by BNY Mellon.

The Independent Directors also requested and obtained from Dreyfus a written indemnification undertaking.  This undertaking, which is not limited in duration, provides that Dreyfus will indemnify each of the Independent Directors to the fullest extent permitted by law for all liabilities, costs, expenses and damages relating to, incurred or resulting from their having served as Directors of the Fund.

The undertaking also provides that, if (i) an action, suit, proceeding or investigation (whether criminal, civil or administrative), is brought or threatened against an Independent Director within six years following his leaving the Board for any act or omission or alleged act or omission committed or allegedly committed as a Director prior to leaving such Board, and (ii) both the Fund and one or more issuers of the “tail” or “run off” policies refuse or fail, regardless of the reason, to advance to, or pay for fees or expenses, incurred by, the Independent Director, in connection with the defense of or representation in connection with, such action, suit, proceeding or investigation, then Dreyfus will promptly pay on behalf of such Independent Director, or reimburse such Independent Director for, the reasonable costs and expenses of such defense or representation.

Required Vote

The election of each Nominee must be approved by the affirmative vote of a plurality of the Voting Interests voted in person or by proxy at the Meeting, at which a quorum exists.  Being elected by a plurality of Voting Interests voted means receiving the votes of the greater number of Voting Interests voted limited by the number of Directors to be elected. Since the number of Nominees equals the number of Directors to be elected and no competing slate of nominees has been proposed by any person, it is expected that a Nominee receiving any votes will be elected.

Your Board recommends that you vote “FOR” the election of each Nominee.

INFORMATION CONCERNING THE MEETING

Proxies, Quorum and Voting at the Meeting

Only Members of record as of the Record Date are entitled to notice of and to vote at the Meeting.  The presence in person or by proxy of Members holding a majority of the Voting Interests of the Fund as of the Record Date shall constitute a quorum at the Meeting.

Members may use the enclosed Proxy Card if they are unable to attend the Meeting in person or wish to have their Voting Interest voted by a proxy even if they do attend the Meeting.  Any Member that has given his or her Proxy has the power to suspend or revoke the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  All properly executed and unrevoked Proxies received in time for the Meeting will be voted in accordance with the instructions contained in the Proxies.  If no instruction is given, the persons named as proxies or their designees will vote the Voting Interests represented thereby in favor of Proposal 1 and will use their best judgment in connection with votes on such other business as may properly come before the Meeting or any adjournment thereof. There will be no cumulative voting in the election of Directors.

In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present or by proxy without additional notice to the Members.  In the event that a quorum is present but sufficient votes in favor of any proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies with respect to such proposal.  Any such adjournment will require the affirmative vote of more than one half of the Voting Interests of the Fund present in person or by Proxy and voting on that particular proposal at the session of the Meeting to be adjourned.  The persons named as proxies will vote those Proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those Proxies required to be voted against any such proposal against any such adjournment.  A Member vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.  Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Most Members of the Fund are clients of BNY Mellon WM.  While the voting power with respect to certain Fund Members’ BNY Mellon WM portfolio securities is vested with fiduciaries independent of BNY Mellon, BNY Mellon WM normally has voting power with respect to securities held in its client accounts.  Because the Fund is affiliated with BNY Mellon, BNY Mellon will not vote any Fund interests held in its client accounts at the Meeting.  Accordingly, BNY Mellon WM has informed the Fund that voting of interests held in BNY Mellon WM accounts will be conducted as follows:

•

In the case of interests held in a BNY Mellon WM account as to which there is a fiduciary independent of BNY Mellon having voting sole power over the interest, that independent fiduciary will receive a proxy card and is asked to vote the interests held in such account.

•

In the case of interests held in a BNY Mellon WM account as to which BNY Mellon WM has sole voting power, BNY Mellon WM has engaged Risk Metrics Group (formerly “Institutional Shareholder Services”) to act as an independent fiduciary and to vote such interests in its discretion as a fiduciary, acting solely in the interests of the beneficial owners of such Fund interests.

•

In the case of interests held in a BNY Mellon WM account as to which more than one fiduciary independent of BNY Mellon has shared voting power and BNY Mellon WM has no voting power, those independent fiduciaries which were designated by the account will receive a proxy card and are asked to vote the interests held in such account.  For such accounts, all issued proxy cards must be voted unanimously in favor of the proposal in order for the Fund interests represented by the account to be counted as votes FOR some or all of the Nominees (as indicated) in Proposal 1.  Accordingly, if one or more of the issued proxy cards are not returned, or if all issued cards are returned but with less than a unanimous vote, the Fund interests represented by the account will be counted as votes TO WITHHOLD authority to vote as to all Nominees in Proposal 1.

•

In the case of interests held in a BNY Mellon WM account as to which one or more independent fiduciaries and BNY Mellon WM have shared voting power, each of the independent fiduciaries will receive a proxy card and are asked to vote, and BNY Mellon WM will engage Risk Metrics Group to act as independent fiduciary.

If you have any questions regarding these proxy voting procedures, please call a MHA representative toll-free at 1-877-257-0004.

Voting Interests in the Fund represented in person or by Proxy, including Voting Interests which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the Meeting.

Method of Solicitation and Expenses

The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of a Special Meeting of Members and the accompanying Proxy Card, as well as the costs associated with the proxy solicitation, will be borne by BNY Mellon.  In addition to soliciting proxies by mail, the Fund may have one or more of the Fund’s or BNY Mellon WM’s officers or representatives aid in the solicitation of proxies by personal interview or telephone and other electronic means and may request other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the interests held of record by such persons.  The Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the solicitation of proxies.  The estimated cost for Broadridge’s proxy services is approximately $10,000 which will be borne by BNY Mellon.  Members who have not voted their proxies in a timely manner may receive a telephone call from an officer or employee of BNY Mellon WM or the Fund in an effort to urge them to vote.

As of the Record Date, the estimated total dollar value of all of the outstanding Voting Interest of the Fund was $631,321,038.

Householding

If you have previously given the Fund consent to do so, the Fund may send a single Proxy Statement (with a proxy card for each account subject to the consent) to your residence for you and any other Member of your household who has an account with the Fund.  If you wish to revoke your consent to this practice, you may do so by notifying the Fund, by phone or in writing by using the telephone number and address on page 1 of this Proxy Statement.  If you notify the Fund that you wish to revoke such consent, the Fund will begin mailing separately future proxy statements, prospectuses and Member reports, if any, to you within 30 days after receiving your notice.

Other Business

While the Meeting has been called to transact any business that may properly come before it, the only matter that the Directors intend to present is the matter stated in the attached Notice of a Special Meeting of Members.  However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy or their designees to vote the Proxy in accordance with their best judgment on such matters.

Proposals by Members

The Fund is not required to hold annual meetings of Members, and the Fund does not currently intend to hold an annual meeting of Members in 2008.  Member proposals to be presented at any next meeting of Members of the Fund, whenever held, must be received at the Fund’s principal executive offices, at One Boston Place, 024-0071, Boston, Massachusetts 02108, a reasonable time prior to any such Directors’ solicitation of proxies for any such meeting.  The submission by a Member of a proposal for inclusion in a proxy statement does not guarantee that it will be included.  Member proposals are subject to certain regulations under the federal securities laws.

Information about the Fund’s Service Providers

Mellon Hedge Advisors, LLC currently serves as the investment adviser.  Mellon Hedge Advisors, LLC is located at One Boston Place, Boston, Massachusetts 02108.

Optima Fund Management LLC currently serves as the Fund’s sub-investment adviser.  Optima Fund Management LLC is located at 10 East 53rd Street, 29th Floor, New York, New York 10022.

The Bank of New York Mellon, successor by operation of law to Mellon Trust of New England, N.A. (“BNYM”) serves as the Fund’s primary custodian of assets.  BNYM is located at 135 Santilli Highway, Everett, MA 02149.  For the fiscal year ended March 31, 2008 the Fund paid BNYM $16,342 in fees for custody services.

SEI Global Services, Inc. (“SEI”) serves as the Fund’s administrator and transfer agent.  SEI is located at One Freedom Valley Drive, Oaks, PA 19456.  For the fiscal year ended March 31, 2008, the Fund paid SEI $595,887 in fees for administrative and transfer agency services.

The Fund has no principal underwriter or placement agent.  Only clients of BNY Mellon WM may purchase interests in the Fund.

SCHEDULE 1  COMPENSATION OF DIRECTORS

18

SCHEDULE 2  DOLLAR RANGE EQUIVALENT TO THE PERCENTAGES OF INTEREST IN THE FUND OWNED BY DIRECTORS AND NOMINEES

19

SCHEDULE 3  5% INTEREST OWNERSHIP

20

SCHEDULE 4  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

21

SCHEDULE 5  AUDIT FEES, AUDIT RELATED FEES, TAX FEES AND ALL OTHER FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

23

EXHIBIT 1  NOMINATING COMMITTEE CHARTER

24

EXHIBIT 2  AUDIT COMMITTEE CHARTER

29

EXHIBIT 3  AUDIT COMMITTEE PRE-APPROVAL POLICIES

34

SCHEDULE 1

COMPENSATION OF DIRECTORS

Fiscal Year End 03/31/08	Samuel C. Fleming	Benjamin M. Friedman	John H. Hewitt	Caleb Loring III	J. David Officer
Aggregate Compensation from the Fund	$13,000	$13,000	$13,000	$15,000	$0
Total Compensation From Fund and Complex	$70,875	$70,875	$70,875	$80,375	$0

The Directors do not receive any pension or retirement benefits from the Fund.

SCHEDULE 2

DOLLAR RANGE EQUIVALENT TO THE PERCENTAGES OF INTEREST IN THE FUND OWNED BY DIRECTORS AND NOMINEES

As the table below indicates, none of the current Directors or Nominees owned interests of the Fund as of September 1, 2008.  Only clients of BNY Mellon Wealth Management may purchase Interests of the Fund.  None of the current Directors or Nominees is such a client.

Current Directors
	Samuel C. Fleming	Benjamin M. Friedman	John H. Hewitt	Caleb Loring III	J. David Officer
Fund	None	None	None	None	None
Aggregate dollar range of equity securities in all funds in the family of investment companies overseen by Director	Over $100,000	Over $100,000	Over $100,000	None	None
Nominees
	Robert Bowen	Robert J. Dwyer	Carla Diane Hunter	Arthur Williams III	Rodney S. Yanker	Newton P.S. Merrill
Fund	None	None	None	None	None	Over $100,000
Aggregate dollar range of equity securities in all funds in the family of investment companies to be overseen by Director	None*	None*	None*	None*	None*	Over $100,000*

* None of the Nominees serves on the Board of any other fund in the same family of investment companies as the Fund.

SCHEDULE 3

5% INTEREST OWNERSHIP

As of September 1, 2008, to the best knowledge of the Fund, no person owned of record five percent or greater interest in the Fund.

SCHEDULE 4

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Directors, including a majority of the independent Directors, of the Fund have selected Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for the Fund. E&Y, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Fund.

The Audit Committee approved the engagement of E&Y as the Fund’s independent registered public accounting firm for the Fund’s most recent fiscal year, as well as for the current fiscal year. A majority of the Fund’s Directors, including a majority of the independent Directors, approved the appointment of E&Y, subject to the right of the Fund, by a majority vote of the Members at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of E&Y on the Fund’s financial statements for each of the last two fiscal years audited by E&Y contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with E&Y during such fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their reports on the financial statements for such years.

Representatives of E&Y will not be present at the Meeting and therefore will not make a statement or be available to respond to questions.

Schedule 5 of this Proxy Statement sets forth for the Fund, for each of the two most recent fiscal years, the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Schedule 5 is presented under the following captions:

(a)  Audit Fees -- fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(b)  Audit-Related Fees -- fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c)  Tax Fees -- fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(d)  All Other Fees -- fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The Audit Committee Pre-approval Policies can be found in Exhibit 2. For the Fund’s two most recent fiscal years, there were no services rendered by E&Y to the Fund for which the pre-approval requirement was waived.

The following table sets forth non-audit fees billed by E&Y for services rendered to the Fund and any investment adviser to the Fund or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund for the Fund’s two most recent fiscal years.

Fund	Fiscal Year Ended	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
Mellon Optima L/S Strategy Fund, LLC	03/31	$65,276	$158,894
Affiliates
The Bank of New York Mellon Corporation and its controlled affiliates	12/31	$2,263,238	$722,002
Mellon Hedge Advisors, LLC	12/31	$0	$0
Optima Fund Management LLC	12/31	$0	$0

The Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by E&Y to the Fund, each investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, that were required to be pre-approved were pre-approved as required.

SCHEDULE 5

AUDIT FEES, AUDIT RELATED FEES, TAX FEES AND ALL OTHER FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following tables set forth, with respect to the Fund, audit fees, audit related fees, tax fees and all other fees paid to the Fund’s independent registered public accountant for the two most recent fiscal years.

Audit Fees and Audit Related Fees

Fiscal Year Ended	Audit Fees		Audit Related Fees
	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
03/31	$64,224	$62,300	$5,276	$5,200

Tax Fees and All Other Fees

Fiscal Year Ended	Tax Fees		All Other Fees
	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
03/31	$60,000	$153,694	$0	$0

EXHIBIT 1

NOMINATING COMMITTEE CHARTER

Function.

The functions of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Mellon Optima L/S Strategy Fund, LLC (the “Fund”) are to:

•

Identify individuals qualified to become Board members;

•

Recommend to the Board the nominee(s) for election or appointment as Independent Directors (as defined below) of the Fund, whether nominated by Members at any Member meeting, special or annual, if any, or appointed by the Board without Member vote;

•

Review the qualifications of any person nominated to serve on the Board by a Member or recommended by any director and to make a recommendation as to the qualifications of such person to the Independent Directors and the Board;

•

Make recommendations to the Board regarding the size and composition of the Board; and

•

Make recommendations as to any retirement policy for Independent Directors.

The Committee performs these functions to assist the Board and the Independent Directors in carrying out their fiduciary responsibilities and the requirements of the Investment Company Act of 1940 and the rules thereunder, as amended (the “1940 Act”) with respect to the selection and nomination of members of the Board.  The nomination by the Committee of any person to serve on the Board as an Independent Director shall initially be submitted for action by the Independent Directors and then, if approved, the entire Board.  Nomination of any persons to serve on the Board other than as an Independent Director shall be made by the Board.

The Committee shall have the authority to retain and terminate any search firm to be used to identify Independent Director candidates, including authority to approve the search firm’s fees and other retention terms.  The Committee is empowered, without further action by the Board, to cause the Fund to pay the compensation of any search firm engaged by the Committee.

The Committee will make nominations for the appointment or election of Independent Directors in accordance with the “Statement of Policy on Criteria for Selecting Independent Directors” attached hereto as Annex A.

Candidates Recommended by Members.

The Committee will consider Independent Director candidates recommended by Members of the Fund.  Any recommendation should be submitted in writing to the Secretary of the Fund, c/o Mellon Institutional Funds, One Boston Place, Suite 2400, Boston, MA 02108.

Any submission should include at a minimum the following information:  As to each individual proposed for election or re-election as an Independent Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of interests in the Fund that is beneficially owned by such individual, the date such interests were acquired and the investment intent of such acquisition, whether such Member believes such individual is, or is not, an Independent Director, and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)).

In a case where the Fund is holding a meeting of Members at which directors are to be elected, any such submission, in order to be considered for inclusion in the Fund’s proxy statement, should be submitted within a reasonable time before the Fund begins to print and mail the proxy statement.  Any such submission must also be submitted by such date and contain such other information as may be specified in the Fund’s policies and procedures.

Evaluations of Effectiveness.

The Committee shall be responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the Board and its committee structure are functioning effectively.  The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

As long as an existing Independent Director continues, in the opinion of the Committee, to satisfy these criteria and subject to any mandatory retirement age as the board may establish, the Fund anticipates that the Committee would favor the re-nomination of an existing Director rather than a new candidate.  Consequently, while the Committee will consider candidates recommended by Members to serve as director, the Committee will act upon such recommendations only if there is a vacancy on the Board or the Committee determines that the selection of a new or additional Independent Director is in the best interests of the Fund.  In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Committee will, in addition to any Member recommendations, consider candidates identified by other means, including candidates proposed by members of the Committee or other Independent Directors.  While it has not done so in the past, the Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Governance.

The Committee shall normally be comprised of two or more members of the Board as determined by the Board, each of whom shall not be an “Interested Person,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund, any adviser or sub-adviser to the Fund, or the Fund’s principal underwriter (an “Independent Director”).

Subject to any mandatory retirement age as the Board may establish, the members of the Committee, who shall be appointed by the Board, shall serve until their successors are duly appointed and qualified.  The Board may remove members of the Committee from such committee, with or without cause.  Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership, subject to applicable laws.

The compensation of Committee members, if any, shall be as determined by the Board.

The Committee shall meet with such frequency as the members of the Committee shall from time to time determine to be appropriate.  Meetings of the Committee shall be open to all members of the Board; however, no member of the Board other than a member of the Committee shall have the right to vote on any matter brought before the Committee.  All actions by the Committee shall be taken by a majority of the members of the Committee, regardless of the number of members of the Committee actually present at such meeting.  Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee.

The Committee is authorized to confer as it deems necessary and to seek, as a Fund expense, the help of outside advisors and officers or other employees of the Fund.

Approval of Charter.

The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter, including Annex A, and recommend any proposed changes to the Board for approval.  This Charter and any amendments are subject to approval by the Board.

ANNEX A

Statement of Policy on Criteria for Selecting Independent Directors

The Committee expects that any candidate for nomination as an Independent Director will have the following qualifications:

•

The candidate may not be an “Interested Person” (within the meaning of the 1940 Act) of the Fund, any adviser or sub-adviser to the Fund, or the Fund’s principal underwriter.

•

The candidate should have a reputation for integrity, honesty and adherence to high ethical standards.

•

The candidate should have demonstrated sufficient business or financial acumen, experience and ability to be capable of exercising sound judgments in matters that relate to the current and long-term objectives of the Fund and should be willing and able to contribute positively to the decision-making process of the Fund.

•

The candidate should have a commitment to understand the Fund and the responsibilities of an Independent Director of an investment company and to regularly attend and participate in meetings of the Board and the Board committees of which the candidate would be a member.

•

The candidate should have the ability to understand the sometimes conflicting interests of the various constituencies of the Fund and various parties related to the Fund, and to act in the interests of all Members.

•

The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the Members and to fulfill the responsibilities of an Independent Director.

•

The candidate should have the capability to serve a number of years before reaching the Fund’s mandatory retirement age, if any, for Independent Directors.

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis to the extent proscribed by law.  For each candidate, the Committee will evaluate specific experience in light of the makeup of the then current Board.

The Committee may determine that a candidate who does not have a particular type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Committee finds that the candidate has other qualifications such that his/her qualifications, taken as a whole, demonstrate the requisite level of fitness to serves as an Independent Director.

It is considered desirable that at least one Independent Director be an “audit committee financial expert” (as such term is defined by the Securities and Exchange Commission) whenever it is reasonably practicable and, accordingly, the Committee shall give due consideration to the qualifications necessary to be designated as an “audit committee financial expert” in evaluating candidates for nomination in the event the Board does not have such an audit committee financial expert.

EXHIBIT 2

AUDIT COMMITTEE CHARTER

I.

Audit Committee Membership and Qualifications

The Audit Committee shall consist of at least three members appointed by the Board.  The Board may replace members of the Audit Committee for any reason.

No member of the Audit Committee shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Fund’s Board of Directors ("Board") or a committee of the Board.

The Board shall determine annually whether any member of the Audit Committee is an "audit committee financial expert" as defined in Item 3 of Form N-CSR.  Any Audit Committee member who has been designated as an “audit committee financial expert” shall not, as a result of such designation, have any responsibilities, duties, obligations or liabilities supplemental to those such member already has undertaken as a member of the Audit Committee.  Likewise, the presence of a designated audit committee financial expert on the Audit Committee does not otherwise affect the responsibilities, duties, obligations or liabilities of any other member of the Audit Committee.  The designation of any member as an audit committee financial expert shall not make such person an expert for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws.  The designation by the Board of any person as an audit committee financial expert is solely disclosure-based and made for purposes of complying with Section 407 of the Sarbanes-Oxley Act.

II.

Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)

to oversee the accounting and financial reporting processes of the Fund and each of its series and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

(b)

to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Fund’s financial statements and the independent audit thereof;

(c)

to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d)

to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; and

(e)

to act as a liaison between the Fund’s independent auditors and the full Board.

The independent auditors for the Fund shall report directly to the Audit Committee.

III.

Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)

to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, to recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act) the selection, retention or termination of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

(b)

to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

(c)

to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s auditors to provide any of the services described in (b) above;

(d)

to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring preapproval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(e)

to consider whether the non-audit services provided by the Fund’s auditor to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not preapproved by the Audit Committee, are compatible with maintaining the auditor's independence;

(f)

to review the arrangements for and scope of the annual audit and any special audits;

(g)

to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

(h)

to consider information and comments from the auditors with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund’s accounting and financial reporting;

(i)

to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors' opinion on the Fund’s financial statements;

(j)

to resolve disagreements between management and the auditors regarding financial reporting;

(k)

to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management's response thereto;

(l)

to review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund’s internal control over financial reporting;

(m)

to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment advisers, administrator, principal underwriter, or any other provider of accounting related services for the Fund of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

(n)

to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;

(o)

to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

(p)

to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund or series, as appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members.  Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV.

Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit.  Specifically, Fund’s management is responsible for:  (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies;

and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations.  The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter.  Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.  Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by:  (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

V.

Operations of the Audit Committee

(a)

The Audit Committee shall meet on a regular basis but at least annually and is empowered to hold special meetings as circumstances require.  The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

(b)

The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s bylaws.

(c)

The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

(d)

The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management, and the Fund’s independent auditors.  The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters.

(e)

The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

(f)

The Audit Committee may select one of its members to be the chair and may select a vice chair.

(g)

A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee.  The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(h)

The Board shall adopt and approve this Charter and may amend it on the Board's own motion.  The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

EXHIBIT 3

AUDIT COMMITTEE PRE-APPROVAL POLICIES

Service Category	Service Category Description	Specific Pre-Approved Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy
1. Audit Services	Services that are directly related to performing the independent audit of the Fund

•

Accounting research assistance

•

SEC consultation, registration statements, and reporting

•

Tax accrual related matters

•

Implementation of new accounting standards

•

Compliance letters (e.g., rating agency letters)

•

Regulatory reviews and interpretive assistance regarding financial matters

•

Semi-annual report reviews (if requested)

•

Attest and agreed upon procedures required by statute

•

Irish resident custody certification

“One-time” pre-approval for the audit period for all pre-approved specific service subcategories.  Approval of the independent auditors as auditors for the Fund shall constitute pre-approval for these services.

A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.
2. Audit-Related Services

Services which are not prohibited under Rule 2-01(C)(4) (the “Rule”) and are related extensions of the audit services, support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project.  In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase.  The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)

•

AICPA attest and agreed-upon procedures

•

Attest or agreed-upon procedures not required by statute or SEC or accounting regulations

•

Technology control assessments

•

Financial reporting control assessments

•

Enterprise security architecture assessment

•

Advice to Fund management as to accounting or disclosure treatment of transactions or events

•

[Advice to management as to accounting or disclosure treatment, or actual or potential impact of final or

“One-time” pre-approval for the Fund fiscal year within a specified dollar limit ($25,000 in the aggregate for all pre-approved specific service subcategories).

Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals).

Specific approval

A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

Service Category	Service Category Description	Specific Pre-Approved Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy
proposed rules, standards or interpretations of the SEC, FASB or other regulatory or standard setting bodies]

“One-time” pre-approval for the Fund fiscal year within a specified dollar limit ($25,000 in the aggregate for all pre-approved specific service subcategories).

is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved” to the left, or to add a specific service subcategory as “pre-approved.”

3. Tax Services

Tax services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.

•

Tax planning and support

•

Tax controversy assistance

•

Tax compliance, tax returns, excise tax returns and support

•

Tax opinions

•

Tax analysis regarding possible proposals for fund liquidations or reorganizations

•

Tax analysis relating to particular types of securities or corporate action events

•

Tax services relating to RIC qualification, member reporting, information reporting, determining distributable income and gain, tax elections

•

Tax services related to addition of new funds (i.e., start up issues, initial diversification and related matters)

“One-time” pre-approval for the Fund fiscal year within a specified dollar limit ($25,000 in the aggregate for all pre-approved specific service subcategories).

Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals).

Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved.”

A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.
4. Other Services	Other services which are not prohibited by the Rule, if an officer of the Fund	• Business Risk Management support • Other control and	“One-time” pre-approval for the fund fiscal year	A summary of all such services and related fees

Service Category	Service Category Description	Specific Pre-Approved Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy

determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors possess unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.

regulatory compliance projects, including Rule 17f-2 “self-custody” verification for the Fund within a specified dollar limit ($25,000 in the aggregate for all pre-approved specific service subcategories).

Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals).

Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” or Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved.”

(including comparison to specified dollar limits) reported quarterly.

Service Category	Service Category Description	Specific Prohibited Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy
Prohibited Services	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client* 2. Financial information	These services are not to be performed with the exception of the (*) services (subcategories 1	A summary of all services and related fees reported at each regularly scheduled Audit

Service Category	Service Category Description	Specific Prohibited Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy

systems design and implementation*

3.

Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4.

Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5.

Internal audit outsourcing services*

6.

Management functions or human resources

7.

Broker or dealer, investment advisor, or investment banking services

8.

Legal services and expert services unrelated to the audit

9.

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

			through 5 on the left) that may be permitted if they would not be subject to audit procedures at the audit client (as defined in Rule 2-01(f)(4)) level by the firm providing the service.	Committee meeting will serve as continual confirmation that has not provided any restricted services.

General Audit Committee Approval Policy:

•

For all projects, the officers of the Fund and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied.  Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

PROXY TABULATOR
P.O. BOX 9112

FARMINGDALE, NY 11735

VOTE BY MAIL • Read the Proxy Statement and have this card at hand • Check the appropriate boxes on reverse • Sign and date proxy card • Return promptly in the enclosed envelope.

NOTICE OF A SPECIAL MEETING OF MEMBERS
To be held November 17, 2008

MELLON OPTIMA L/S STRATEGY FUND, LLC

This proxy is solicited on behalf of the Board of Directors of Mellon Optima L/S Strategy Fund, LLC (the “Fund”). The undersigned, revoking all prior proxies, hereby appoints Denise B. Kneeland, Anthony J. Mastrocola and Peter M. Sullivan, or any of them individually, as proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Members of the Fund, to be held on November 17, 2008 at 12:00 p.m. (Eastern time) at the offices of BNY Mellon, One Boston Place, 24th Floor, Boston, Massachusetts 02108, or at any adjournment thereof (the “Meeting”). The undersigned acknowledges that s/he has received the Notice of Special Meeting and the Proxy Statement accompanying the same, which describes in further detail the matters set forth on the other side of this proxy card.

The proxies or their designees will vote this proxy as directed by the undersigned or, if no direction is indicated, the proxies or their designees will vote this proxy “FOR” the proposal unless authority to do so is specifically withheld. This proxy also grants discretionary authority to the proxies or their designees to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

Date ______________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

Signature(s) and Title(s),	(Sign in the Box)

Please sign exactly as your name appears hereon. If interests in the Fund the name of joint owners, each must sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If the Member is a corporation or partnership, an authorized person should sign in full corporate or partnership name.

MELLOPT-lg

Please fold and detach card at perforation before mailing.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL SET FORTH BELOW. Unless otherwise specified in the squares provided, the undersigned’s vote will be cast FOR the numbered items below.

							FOR	WITHHOLD	FOR ALL
							ALL	FROM ALL	EXCEPT
1.	To elect six Directors of the Fund to serve on the Board of Directors until their successors have been duly elected and qualified. The nominees for directors are:						NOMINEES	NOMINEES	as indicated at left

	(01)	Robert Bowen	(03)	Carla Diane Hunter	(05)	Rodney S. Yanker
	(02)	Robert J. Dwyer	(04)	Arthur Williams III	(06)	Newton P.S. Merrill	0	0	0

________________________________________________________________________
(Instruction: To withhold authority to vote “FOR” any individual nominee, mark the
“FOR ALL EXCEPT” box and write the nominee’s number(s) on the line above.)

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MELLOPT-lg